          Technocall  S.A.
          (A  Development  Stage  Company)
          Financial  Statements
          For  the  period  from  January  1,  2001  to
          December  18,  2001  (acquisition  date)  and  for  the
          years  ended  December  31,  2000  and  1999
          (Amounts  expressed  in  US  dollars)
                                                                        Contents
--------------------------------------------------------------------------------
Independent  Auditors'  Reports

Financial  Statements
     Balance  Sheets
     Statements  of  Operations
     Statements  of  Changes  in  Capital  Deficit
     Statements  of  Cash  Flows
     Summary  of  Significant  Accounting  Policies
     Notes  to  the  Financial  Statements

--------------------------------------------------------------------------------
                                                    Independent Auditors' Report
--------------------------------------------------------------------------------

To the Directors and Stockholders of Technocall S.A.
(A  Development  Stage  Company)

We have audited the Balance Sheet of Technocall S.A. (a development stage company) as at December 18, 2001 (the acquisition date) and December 31, 2000 and the Statements of Operations, Changes in Capital Deficit and Cash Flows for the period from January 1, 2001 to December 18, 2001 (the acquisition date) and the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Technocall S.A. (a development stage company) as at December 18, 2001 and December 31, 2000 and the related Statements of Operations, Changes in Capital Deficit and Cash Flows for the period from January 1, 2001 to December 18, 2001 and for the years ended December 31, 2000 and 1999 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  BDO  Visura

Swiss  Certified  Accountants

Geneva,  Switzerland
March  11,  2002


--------------------------------------------------------------------
                                                    Technocall  S.A.
                                       (A Development Stage Company)
                                                     Balance Sheets
                                   (Amounts expressed in US dollars)

                                       December 18    December 31
                                          2001           2000
--------------------------------------------------------------------
Assets

Current
  Cash                                  $     18,170   $          -
  Parts and supplies                         334,462              -
                                        ----------------------------
    Total current assets                     352,632              -

Property and equipment                        76,070              -
Patents                                       13,405              -
                                        ----------------------------
Total Assets                            $    442,107   $          -
====================================================================
Liabilities and Capital Deficit

Liabilities

Current
  Accounts payable                      $      3,606   $      1,130
  Note payable (Note 2)                    4,255,660              -
                                        ----------------------------
  Total liabilities                        4,259,266          1,130
                                        ----------------------------
Capital Deficit
  Share Capital
    Authorized
      1,000 common shares, par
      value CHF 100 per share
    Issued
      1,000 common shares                     59,880         59,880
  Share subscription receivable                    -        (29,940)
  Distribution of capital (Note 2)        (3,833,493)             -
  Accumulated other comprehensive
  income -
    Foreign exchange translation gain          3,411              -
  Deficit accumulated prior to
  entering the development stage             (31,070)       (31,070)
  Deficit accumulated in the
  development stage                          (15,887)             -
                                        ----------------------------

  Total capital deficit                   (3,817,159)        (1,130)
                                        ----------------------------
Total Liabilities and Capital Deficit   $     442,107     $     -
====================================================================

   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                                Technocall  S.A.
                                                   (A Development Stage Company)
                                                        Statements of Operations
                                               (Amounts expressed in US dollars)

                                    For the
                                period from
                                  January 1
                                    2001 to   For the years ended
                                December 18      December 31
                                       2001      2000        1999
--------------------------------------------------------------------------------
Revenue                              $        -   $        -  $        -

Expenses
  Professional fees                      13,096            -           -
  General administrative costs            2,568            -           -
  Other                                     223            -           -
                                     ------------------------------------

Total expenses                           15,887            -           -
                                     ====================================
Net loss for the period              $  (15,887)  $        -  $
=========================================================================

Loss per share                       $   (0.002)  $        -  $        -
=========================================================================

Weighted average shares outstanding   7,600,000    7,600,000   7,600,000
=========================================================================








   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------
                                                                                          Technocall  S.A.
                                                                             (A Development Stage Company)
                                                                   Statements of Changes in Capital Deficit
                                                                          (Amounts expressed in US dollars)
----------------------------------------------------------------------------------------------------------

                                                                               Deficit
                                                                               Accumulated     Deficit
                                                                               prior to        Accumulated
                                                     Share          Distrib-   entering        in the
                                  Common Shares      Subscription   ution of   the Development Development
                                   Shares  Amount    Receivable     Capital    Stage           Stage
----------------------------------------------------------------------------------------------------------
Balance, January 1, 1999            1,000  $ 59,880   $   (29,940)  $    -     $(31,070)         $     -
                                                                               ---------------------------


Net loss for the year                   -         -             -        -            -                -

Foreign exchange
translation gains (losses)              -         -             -        -            -                -
                                                                               ---------------------------

  Total comprehensive loss                                                            -                -
                                    ----------------------------------------------------------------------

Balance, December 31, 1999          1,000    59,880       (29,940)       -      (31,070)               -
                                                                               ---------------------------
Net loss for the year                   -         -             -        -            -                -

Foreign exchange translation
gains (losses)                          -         -             -        -            -                -
                                                                               ---------------------------

Total comprehensive loss                                                              -                -
                                    ----------------------------------------------------------------------
Balance, December 31, 2000          1,000    59,880       (29,940)       -      (31,070)               -

Collection of subscriptions
 receivable                             -         -        29,940        -            -                -

Distribution on acquisition
 of assets from a related
 party (Note 2)                         -         -             -   (3,864,563)       -                -

Settlement of debt from
related party (Note 2)                  -         -             -       31,070        -                -
                                    ----------------------------------------------------------------------
                                    1,000    59,880             -   (3,833,493)       -                -
                                                                               ---------------------------

Net loss for the period                 -         -             -          -          -          (15,887)

Foreign exchange translation gains      -         -             -          -          -                -
                                                                               ---------------------------
Total comprehensive loss                                                              -          (15,887)
                                    ----------------------------------------------------------------------
Balance, December 18, 2001          1,000  $ 59,880   $         -  $(3,833,493)$(31,070)        $(15,887)
==========================================================================================================

                                                Accumulated    Total
                                                Comprehensive  Capital
                                                Income         Deficit
                                                --------------------------

Balance, January 1, 1999                        $         -   $    (1,130)
                                                --------------------------


Net loss for the year                                     -             -
Foreign exchange translation gains (losses)               -             -
                                                --------------------------


  Total comprehensive loss                                -             -
--------------------------------------------------------------------------

Balance, December 31, 1999                                -        (1,130)
                                                --------------------------


Net loss for the year                                     -             -

Foreign exchange translation gains (losses)               -             -
                                                --------------------------


  Total comprehensive loss                                -             -
--------------------------------------------------------------------------


Balance, December 31, 2000                                -        (1,130)

Collection of subscriptions receivable                    -        29,940

Distribution on acquisition of assets
from a related party (Note 2)                             -    (3,864,563)

Settlement of debt from related party (Note 2)            -        31,070
                                                --------------------------
                                                          -    (3,804,683)
                                                --------------------------
Net loss for the period                                   -       (15,887)

Foreign exchange translation gains                    3,411         3,411
                                                --------------------------

Total comprehensive loss                              3,411       (12,476)
                                                --------------------------
Balance, December 18, 2001                            3,411   $(3,817,159)
==========================================================================




   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                               Technocall  S.A.
                                                   (A Development Stage Company)
                                                        Statements of Cash Flows
                                               (Amounts expressed in US dollars)

                                               For the
                                           period from
                                             January 1
                                               2001 to     For the years ended
                                           December 18     December 31
                                                 2001      2000   1999
--------------------------------------------------------------------------------


Cash provided by (used in)

Operating activities
  Net loss for the period                     $  (15,887)  $   -  $   -
  Adjustments to reconcile net loss to cash
    used in operating activities
  Increase in liabilities
    Accounts payable                               2,476       -      -
                                              -----------  -----  -----
    Cash used in operating activities            (13,411)      -      -
                                              -----------  -----  -----
Financing activity
  Proceeds on share subscriptions
  receivable                                      31,581       -      -
                                              -----------  -----  -----
  Cash provided by financing activity             31,581       -      -
                                              ===========  =====  =====
Increase in cash                                  18,170       -      -
                                              -----------  -----  -----
Cash, beginning of period                              -       -      -
Cash, end of period                           $   18,170   $   -      -
========================================================================
Supplementary Information:

  Interest and taxes paid                     $        -   $   -  $   -
========================================================================
Non-cash investing and financing activities

  Forgiveness of debt (Note 2)                $   31,070   $   -  $   -
  Acquisition of assets and corresponding
    distribution in exchange
    for subordinated
    note (Note 2)                             $4,288,500   $   -  $   -
========================================================================





   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                      Summary of Significant Accounting Policies
December  18,  2001
--------------------------------------------------------------------------------
Basis  of  Presentation

          These financial statements are stated in US dollars and are prepared in accordance with US generally accepted accounting principles.

          The Company is currently in the development stage and presents its financial statements in accordance with Statement of Financial Accounting Standard No. 7, "Accounting and Reporting by Development Stage Enterprises". During the period from the Company's inception in 1992 to September 29, 2001, the Company was inactive. Total expenses during this period was $31,070. With the acquisition of assets in 2001 (Note 2), the Company has now entered the development stage. Expenses incurred while the Company has been in the development stage have totalled $15,887 to December 18, 2001.

Property  and  Equipment

          Property and equipment, consisting of machinery and equipment, is recorded at cost for the Company and is depreciated over its estimated useful life of five years commencing in the period the assets are put into service, expected to be 2002.

Patents

          Patents are recorded at cost and are amortized on a straight-line basis over five years (the estimated useful life of the patents) commencing in the period the patents are put into service, expected to be 2002. No residual value is expected at the end of the patents useful life.

Foreign  Currency  Translation

          As a Swiss company operating in Switzerland, the Company's functional currency is the Swiss franc. These financial statements have been translated into United States dollars for consistency with other registrants of the Securities and Exchange Commission ("SEC") in the United States. As a result, the assets and liabilities have been translated at the exchange rate in effect at the year end date while expenses are translated at the average exchange rate for the period. Gains or losses on translation are deferred as a separate component of capital deficit.

Use  of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the recognized amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                      Summary of Significant Accounting Policies
December  18,  2001
--------------------------------------------------------------------------------
Software  Development  Costs

          In accordance with Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed", development costs incurred in the research and development of new software products are expensed as incurred until technological feasibility in the form of a working model has been established.

          To December 18, 2001, no amounts were capitalized in connection with software development for the Company's water treatment process.

Income  Taxes

          The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's consolidated financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Comprehensive  Income

          The Company has adopted SFAS No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. The Company is disclosing this information on its Statement of Changes in Capital Deficit. Comprehensive income is comprised of net income
          (loss) and all changes to capital deficit except those resulting from investments by owners and distribution to owners.

Impairment  of Long-Lived Assets

          The Company evaluates the recoverability of its property and equipment and patents in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of". SFAS 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated undiscounted cash flows attributable to such assets or the business to which such assets relate.

--------------------------------------------------------------------------------
                                                                Technocall S.A.
                                                   (A Development Stage Company)
                                      Summary of Significant Accounting Policies
December  18,  2001
--------------------------------------------------------------------------------
Fair  Value  of  Financial  Instruments

          The carrying value of the Company's financial instruments, including cash and accounts payable approximates their fair values due to the short-term nature of these financial instruments.

          The fair value of the note payable to a stockholder (Note 2) was not practicable to determine.

Loss  Per  Share

          Basic loss per share has been computed by dividing the loss for the year applicable to the common stockholders by the weighted average number of common shares outstanding during the years. There were no common equivalent shares outstanding during the periods covered by these financial statements.

          Loss per share has been retroactively restated to reflect the recapitalization (Note 5).

Revenue  Recognition

          In 2001 and 2002, the Company has entered into sales contracts with companies in China in Thailand to supply various units containing the Blue water treatment process with a total order value of 176,000 Euros. To date, the Company has recognized no revenue. Revenue earned on these contracts will be recognized as the units are shipped and all aspects of performance insofar as delivery and installation are complete, the price is fixed or determinable and the collection is probable. The Company considers all arrangements with payment terms extending beyond 12 months and other arrangements with payment terms longer than normal not to be considered fixed or determinable. If collectibility is not considered probable, revenue will be recognized when the fee is collected. Product returns will be reserved in accordance with SFAS No. 48. Until the Company can establish a history of returns, recognition of revenue is deferred on sales to distributors having right of return privileges until the return period expires. Once a reliable return history is created, such returns will be estimated using historical return rates.

          In the future, the Company expects to offer software arrangements to its customers whereby the software license would include the rights to related products such as upgrades and technical support. In such arrangements, the Company will allocate the total cost of the arrangement among each deliverable based upon the relative fair value of each of the deliverables, determined based on vendor-specific objective evidence of fair value.

--------------------------------------------------------------------------------
                                                                  Technocall S.A
                                                   (A Development Stage Company)
                                      Summary of Significant Accounting Policies
December  18,  2001
--------------------------------------------------------------------------------
Revenue  Recognition  -  Continued

          Cost  of  revenue  will  include  shipping and related delivery costs.

          On February 1, 2002 the Company also entered into a joint venture of which the Company holds a 46% interest. Upon formation of the joint venture, the Company licensed the joint venture the water treatment technology for territories in the Middle East, North Africa and Iran. The co-venturer contributed cash and other working capital to the joint venture. As consideration for contributing the license, the Company will receive from the joint venture a fee of $1 million and a 10% royalty on sales of water treatment units.

New  Accounting  Pronouncements

          In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities on the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged assets or liabilities that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 was effective for all quarters of fiscal years beginning after June 15, 2000.

          Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, adoption of the new standards did not affect the Company's financial statements.

          In June 2001, the Financial Accounting Standards Board ("FASB") finalized SFAS Statements No. 141, Business Combinations (SFAS 141), and No 142, Goodwill and Other Intangible Assets (SFAS 142). SFAS 141 requires the use of the purchase method of accounting and prohibits the use of the pooling of interests method of accounting for business combinations initiated after June 30, 2001. SFAS 141 also requires that the Company recognize acquired intangible assets apart from goodwill if the acquired intangible assets meet certain criteria. SFAS 141 applies to all business combinations initiated after June 30, 2001 and for purchase business combinations completed on or after July 1, 2001. It also requires, upon adoption of SFAS 142, that the Company reclassify the carrying amounts of intangible assets and goodwill based on the criteria in SFAS 141.

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                      Summary of Significant Accounting Policies
December  18,  2001
--------------------------------------------------------------------------------
New  Accounting  Pronouncements  -  Continued

          SFAS 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS 142 requires that the Company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. An intangible asset with an indefinite useful life should be tested for impairment in accordance with the guidance in SFAS 142. SFAS 142 is required to be applied in fiscal years beginning after December 15, 2001 to all goodwill and other intangible assets recognized at that date, regardless of when those assets were initially recognized. SFAS 142 requires the Company to complete a transitional goodwill impairment test six months from the date of adoption. The Company is also required to reassess the useful lives of other intangible assets within the first interim quarter after adoption of SFAS 142.

          The Company will adopt these standards effective for its fiscal year commencing January 1, 2002. Such adoption is not expected to affect the Company's financial statements in respect of historical transactions. Future acquisitions are required to adhere to these new standards.

          In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, is to be applied prospectively. The implementation of this new standard is not expected to have a material effect on the Company's financial statements.

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                               Notes to the Financial Statements
                                               (Amounts expressed in US dollars)
December  18,  2001
--------------------------------------------------------------------------------
1.     Nature  of  Business  and  Ability  to  Continue  Operations

               The Company, a development stage company, was incorporated under the laws of Switzerland on March 11, 1992. The Company has acquired all assets (including parts and supplies, machinery and equipment and computer software) comprising the Blue Industries water treatment process to be marketed to government and non-government organizations in Asia, Africa and the Middle East. The Company was inactive until September 2001 when it acquired the assets comprising the Blue Industries water treatment process from a 50% stockholder (Note 2). In December 2001, the Company's stockholders completed a share exchange agreement with Burrard Technologies, Inc. ("Burrard" (Note 5)), an inactive Nevada company, which resulted in the Company becoming a wholly-owned subsidiary of Burrard. The common stock of Burrard is quoted on the National Association of Securities Dealers Over-the-Counter Bulletin Board and was registered with the Securities and Exchange Commission in the United States.

               These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As at December 18, 2001, the Company has not recognized revenue to date and has been generally inactive since inception. The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements, the commencement of a successful marketing campaign for its water treatment process and its ability to achieve and maintain profitable operations. Management plans to finance the operating and capital requirements of the Company from 2002 operations including those derived from two contracts signed to date to supply water treatment facilities. Any shortfall of amounts generated from operations will be supplemented by equity financings. Amounts raised will be used to further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment and for other working capital purposes. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity or contract will generate sufficient funds that will be available for operations.

               These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company's financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that may be necessary should the Company be unable to continue in existence.

2.     Acquisition  of  Water  Treatment  Technology  and  Related  Assets

               On September 29, 2001, the Company acquired from a 50% stockholder software, patents, property and equipment and parts and supplies inventory comprising the Blue Industries water treatment process in exchange for a subordinated note payable in the amount of $4,288,500. The debt is subordinated against future indebtedness of the Company and is unsecured and non-interest bearing with no specific terms of repayment. Subsequent to the acquisition, this stockholder agreed to forgive $31,070 of the note payable in respect of previous expenses incurred by the Company. The forgiveness was recorded as a reduction in the distribution of equity.

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                               Notes to the Financial Statements
                                               (Amounts expressed in US dollars)
December  18,  2001
--------------------------------------------------------------------------------
2.     Acquisition  of Water Treatment Technology and Related Assets - Continued

Because the acquisition was from a significant stockholder, the value assigned to the assets acquired represents the carrying value of the assets to the significant stockholder at the date of acquisition of $423,937 and is allocated as follows:

                                                  Agreed amount      As Reported
                                                 -------------------------------
                          Parts and supplies     $     586,753     $     334,462
                          Property and equipment        89,475            76,070
       Patents and software development costs        3,612,272            13,405
                                                 -------------------------------
                                               $     4,288,500     $     423,937
                                                 ===============================

The difference between the agreed amount of the note payable recorded in these financial statements and the value assigned to the assets transferred from the stockholder of $3,864,563 is recorded as a distribution of equity in these financial statements.

3.     Economic  Dependence

The Company's success in relation to its water treatment process is dependent on the good working relationship it can maintain with certain key suppliers whose products are integral to the performance of the water treatment system

4.     Income  Taxes

The tax effects of temporary differences that give rise to the Company's deferred tax asset are as follows:
                                                              2001        2000
                                                          ----------------------
                                Tax loss carryforward     $     3,750          -

                                Valuation allowance            (3,750)         -
                                                          ----------------------
                                                              $     -          -
                                                          ======================

--------------------------------------------------------------------------------
                                                                 Technocall S.A.
                                                   (A Development Stage Company)
                                               Notes to the Financial Statements
                                               (Amounts expressed in US dollars)
December  18,  2001
--------------------------------------------------------------------------------
4.     Income  Taxes  -  Continued

The provision for income taxes differs from the amount estimated using the federal Swiss statutory income tax rate as follows:

                                                              2001        2000
                                                          ----------------------
     Provision (benefit) at federal Swiss statutory rate     $ (3,750) $       -
                       Increase in valuation allowance          3,750          -
                                                          ----------------------
                                                             $      -  $       -
                                                          ======================

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

At December 31, 2001, the Company had estimated losses carried forward of approximately $15,000 available to reduce future taxable income until they expire in 2008.

5.     Acquisition  by  Burrard  Technologies,  Inc.

On December 18, 2001, the Company closed an agreement with Burrard Technologies, Inc. whereby Burrard would acquire all the issued and outstanding common stock of the Company in exchange for 7.6 million voting shares of Burrard common stock. Burrard was incorporated in the State of Nevada on April 5, 2000 and was inactive from incorporation to the acquisition date. The acquisition will be accounted for in subsequent fiscal periods using the purchase method of accounting as applicable to reverse acquisitions because the former stockholders of the Company controlled approximately 43% of Burrard's common stock immediately upon conclusion of the transaction, representatives of the Company are now Burrard's sole directors and officers and the continuing business is that of the Company. Under reverse acquisition accounting, the post-acquisition entity will be accounted for as a recapitalization of the Company. Common stock issued by Burrard will be recorded at the carrying value of Burrard's net assets at the acquisition date.

Unaudited  Pro-forma  revenue,  net  loss  and  loss  per  share  assuming  the transaction  had  been  completed  on  January  1,  2000  is  as  follows:
                                                              2001        2000
                                                      -------------------------
                                            Revenue     $      -     $      -
                            Net loss for the period     $(52,824)    $(99,173)
                                     Loss per share     $  (0.00)    $  (0.01)

The continuing company has retained December 31 as its fiscal year end and intends to change its legal name to Blue Industries, Inc. The Company intends to change its legal name to Blue Industries S.A.